SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 15, 2003

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                     000-23961                 41-1810301
(State of Incorporation)       Commission File Number)       (IRS Employer
                                                           Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)




                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.   Financial Statements and Exhibits

          Ex. 20a       Series 1999-1 July Securityholder's Statement

          Ex. 20b       Series 1999-2 July Securityholder's Statement

          Ex. 20c       Series 1999-3 July Securityholder's Statement

          Ex. 20d       Series 2000-1 July Securityholders's Statement

          Ex. 20e       Series 2000-2 July Securityholder's Statement

          Ex. 20f       Series 2000-3 July Securityholder's Statement

          Ex. 20g       Series 2001-1 July Securityholder's Statement

          Ex. 20h       Series 2001-2 July Securityholder's Statement

          Ex. 20i       Series 2001-3 July Securityholder's Statement

          Ex. 20j       Series 2001-4 July Securityholder's Statement

          Ex. 20k       Series 2002-3 July Securityholder's Statement

          Ex. 20l       Series 2002-4 July Securityholder's Statement

                        SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        METRIS RECEIVABLES, INC.


                        By:    /s/ Scott R. Fjellman
                               Scott R. Fjellman
                               Senior Vice President, Treasurer

Dated:   August 15, 2003